                                 Attachment A-1
            SPECTRAN CORPORATION FIRST AMENDMENT TO TRUST INDENTURE

                                                                  Exhibit 10.118

                                 FIRST AMENDMENT

         FIRST AMENDMENT (this "Amendment") dated as of September 30, 1998, by and among SPECTRAN CORPORATION (the "Company"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC. ("SCFT"), a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY ("SSOC"), a Delaware corporation, and APPLIED PHOTONIC DEVICES, Inc. ("APD"), a Delaware corporation (SCFT, SSOC and APD, together with their respective successors and assigns, referred to individually, as a "Guarantor," and, collectively, as the "Guarantors;" the Company and the Guarantors being referred to herein as the "Obligors"), Fleet National Bank, a national banking association (the "Former Trustee") as security trustee under a certain Trust Indenture (as amended and as may be further amended from time to time, the "Trust Indenture"), dated as of December 1, 1996 among the Obligors, the Former Trustee and the other parties thereto, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as successor to the Former Trustee and in its capacity as security trustee, together with its successors and assigns and any co-trustees that becomes such in accordance with the provisions of the Trust Indenture, the "Trustee").

1.       Preliminary Statement

         (a) The Obligors entered into a certain Trademark Security Agreement (the "Existing Trademark Security Agreement"), dated as of December 1, 1996, in favor of the Former Trustee to secure the obligations of the Obligors pursuant to the Lending Documents. The Existing Trademark Security Agreement, as amended by this Amendment, is referred to herein as the "Amended Trademark Security Agreement."

         (b) All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Amendment a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.       Defined Terms

         The terms used herein have the meanings specified in the Existing Trademark Security Agreement unless otherwise defined herein.

3.       Amendments to Terms of Existing Trademark Security Agreement

         The Existing Trademark Security Agreement is amended as follows:

         (a) in connection with the resignation of Fleet National Bank, as Trustee, as acknowledged by Fleet National Bank by its execution and delivery of this Amendment, and the appointment of State Street Bank and Trust Company as successor trustee as acknowledged by State Street Bank and Trust Company and each of the Obligors by their respective execution and delivery of this Amendment, all references to Fleet National Bank in its capacity as Trustee are hereby amended to be references to State Street Bank and Trust Company as Trustee; and

         (b) Exhibit 1 thereto is amended and restated in its entirety as set forth on Exhibit 1 hereto.

      SPECTRAN CORPORATION FIRST AMENDMENT TO TRADEMARK SECURITY AGREEMENT

15.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF OBLIGORS

         Each of the representations, warranties and covenants made by the Obligors in respect of the Trademarks set forth in the Existing Trademark Security Agreement are incorporated herein by reference and are made as of the date hereof and immediately after the effectiveness hereof and after giving effect hereto, there exists no Default or Event of Default.

4.       Scope and Effect of Amendment

         Except as expressly provided herein, no terms or provisions of the Existing Trademark Security Agreement are modified or changed by this Amendment, and the terms and provisions of the Existing Trademark Security Agreement continue in full force and effect.

         Each of the Obligors hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Lending Documents and all agreements related thereto. This Amendment does not constitute an agreement or obligation of any Beneficiary to give its consent to any future amendment of any Lending Document or to any future transaction that would, absent consent of the Beneficiaries, constitute a Default or Event of Default under any of the Lending Documents. This Amendment may not be contradicted by evidence of any actual or alleged prior, contemporaneous or subsequent understandings or agreements of the parties, written or oral, express or implied, other than a writing which expressly amends or supersedes this Amendment or the Lending Documents. Upon the effectiveness of this Amendment, each reference in any Lending Document to any Trademark Security Agreement shall mean and be a reference to the Trademark Security Agreement as amended hereby.

5.       Miscellaneous

         (a) Successors and Assigns

         This Amendment shall bind and inure to the benefit of the respective successors and assigns of the Obligors, the Trustee and the Beneficiaries.

(1)      Expenses

         The Company will pay, or cause to be paid, the reasonable out-of-pocket costs and expenses of each Beneficiary and the Trustee in connection with entering into this Amendment and the consummation of all transactions contemplated hereby. The obligations of the Company under this Section 6(b) shall survive payment of any Secured Obligations.

(2)      Effectiveness

         This Amendment may be executed in one or more counterparts and shall be effective, as of the date hereof, when at least one counterpart shall have been executed by each of the parties hereto.

      [Remainder of page intentionally blank. Next page is signature page.]

     SPECTRAN CORPORATION FIRST AMENDMENT TO TRADEMARK SECURITY AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

Signed, sealed and delivered                       SPECTRAN CORPORATION
in the presence of:


                                                    By: ------------------------

                                                    Name:
                                                    Title:


                                                    SPECTRAN COMMUNICATION FIBER
                                                              TECHNOLOGIES, INC.


                                                    By: ------------------------

                                                    Name:
                                                    Title:


                                                   SPECTRAN SPECIALTY OPTICS
                                                              COMPANY


                                                    By: ------------------------

                                                    Name:
                                                    Title:



                                                  APPLIED PHOTONIC DEVICES, INC.


                                                     By: -----------------------

                                                     Name:
                                                     Title:

                                          FLEET NATIONAL BANK, as Former Trustee



                                                     By: -----------------------

                                                     Name:
                                                     Title:

                                 STATE STREET BANK AND TRUST COMPANY, as Trustee


                                                   By: -------------------------

                                                   Name:
                                                   Title:

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN CORPORATION, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]




STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]



STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of APPLIED PHOTONIC DEVICES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of FLEET NATIONAL BANK, a national banking association, and acknowledged that such national banking association executed the same as security trustee thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the _________________________ of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, and acknowledged that such Massachusetts trust company executed the same as security trustee thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

                                  Exhibit 1 - 2
      SPECTRAN CORPORATION FIRST AMENDMENT TO TRADEMARK SECURITY AGREEMENT
                                                                      EXHIBIT 1

                              TRADEMARK ASSIGNMENT


         WHEREAS, [NAME OF OBLIGOR], a [________] corporation, (the "Obligor") owns and has used in its business certain trademarks which are registered or for which a registration has been applied for, as listed in Schedule A hereto; and

         WHEREAS, an "Event of Default" has occurred under the terms of the Trust Indenture, dated as of December 1, 1996, as amended, among the Obligor, certain of its affiliates, and State Street Bank and Trust Company, in its capacity as security trustee (the "Trustee") and the Trademark Security Agreement, dated as of December 1, 1996, as amended, among the Obligor, certain of its affiliates and the Trustee (collectively, the "Security Documents"); and

         WHEREAS, the Trustee, pursuant to its rights as a secured party under the Security Documents, and pursuant to and in exercise of its rights as a secured party under the Massachusetts Uniform Commercial Code, has chosen to exercise its rights upon default;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Obligor does hereby absolutely sell, assign, transfer and convey unto the Trustee all of the Obligor's right, title and interest in and to:

                  (i) the trademarks, together with the goodwill of the business symbolized by the trademarks, the registrations and applications thereof as set forth on Schedule A attached hereto;

                  (ii) all trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature; and

                  (iii) all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits).

         IN WITNESS WHEREOF, [NAME OF OBLIGOR] has caused this Trademark Assignment to be duly executed by its duly authorized officer as of ____________ ___, 199__.

                                    [NAME OF OBLIGOR]


                                    By:____________________________
                                            Name:
                                            Title:

STATE OF _______________                    )
                                                     )  ss.
COUNTY OF _____________                     )

         On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within
instrument       as       the       ___________________________________       of
_________________________,  a _______________ corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public in and for the
                                                 County of ____________________,
                                                 State of ______________________
                                       My Commission Expires: __________________
                                                              [SEAL]

                                  Schedule A-1
      SPECTRAN CORPORATION FIRST AMENDMENT TO TRADEMARK SECURITY AGREEMENT
                                                                    Schedule A


             TRADEMARKS AND TRADEMARK APPLICATIONS AND REGISTRATIONS